UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2008

Dollar Financial Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50866	23-2636866
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-296-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 28, 2008, Dollar Finacial Corp. announced its financial results for the fiscal forth quarter and the fiscal year ended June 30, 2008 and other certian information. A copy of the press release announcing these finacial results and certain other information is atttached hereto as Exhibit 99.1. The information in this Current Report on Form 8-K, including the exhibit herto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as ammended, or otherwise subject to the liabilites of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.

Item 9.01 Financial Statements and Exhibits.

(d) Exibits
99.01 Press Release issued by Dollar Finacial Corp. on August 28, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dollar Financial Corp.

August 29, 2008	By:	/s/ Randy Underwood

Name: Randy Underwood
Title: Executive Vice President and Cheif Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Dollar Financial Corp. on August 28, 2008.